                                                                   EXHIBIT 10.12

                                                          Digital Teleport (DTI)
                                                      Carrier Product Attachment
                                                                          Page 1





                               PRODUCT ATTACHMENT
                            CARRIER NETWORKS PRODUCTS

Northern Telecom Inc. ("Nortel") and Digital Teleport, Inc., ("Buyer") agree as follows:

1.       INCORPORATION BY REFERENCE

         This Product Attachment shall be incorporated into and made a part of Network Products Purchase Agreement No. NPPA9704LP between Nortel and Buyer.

2.       DEFINITIONS

         For purposes of this Product Attachment:

         "Acceptance Criteria" shall mean, with respect to any Products installed by Nortel hereunder, the standards and specifications contained in the Nortel Installation Manuals which are applicable to such Products.

         "Equipment" shall mean the equipment listed in Schedule A.

         "Extension" shall mean Equipment and/or Software which Nortel engineers and installs and which is added to an Initial System after the Turnover Date of the Initial System.

         "Initial System" shall mean the Equipment and Software which is included in any configuration identified in Schedule A as an "Initial System."

         "Installation Site" shall mean Buyer's facility identified in an Order to which the applicable Products identified in such Order shall be delivered or at which the applicable Services, if any, are to be performed, respectively.

         "Merchandise" shall mean any Equipment which is not part of a System and with respect to which no engineering or installation Services shall be provided by Nortel.

         "Product Attachment Term" shall mean the period which shall commence on the date this Product Attachment is executed by the latter of the parties and shall expire thirty six (36) months thereafter.

         "Services" shall mean the services described in Schedule B.


         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.



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                                                          Digital Teleport (DTI)
                                                      Carrier Product Attachment
                                                                          Page 2


         "Software" shall mean the software listed in Schedule A.

         "Specifications" shall mean with respect to any Products furnished hereunder, the specifications published by Nortel which Nortel identifies as its standard performance specifications for such Products as of the date of Buyer's Order for such Products.

         "System" shall mean any Initial System or Extension.

         "Turnover Date" shall mean, with respect to any Products installed by Nortel hereunder, the date on which Nortel provides the Turnover Notice to Buyer pursuant to Section 8.a. of this Product Attachment.

         "Warranty Period" shall mean, with respect to:

         (a) Any System, the period which shall commence upon the Turnover Date with respect to such System and shall expire twelve (12) months thereafter,

         (b) Merchandise, the period which shall commence upon the date of shipment with respect to such Merchandise by Nortel to Buyer and shall expire ninety (90) days thereafter,

         (c) Installation Services involving any System, the period which shall commence upon the Turnover Date with respect to such System and shall expire twelve (12) months thereafter,

         (d) Equipment which is repaired or replaced pursuant to Nortel's obligations under Exhibit D to the Agreement, the period commencing five (5) days after (i) shipment of the replacement Equipment to Buyer or (ii) completion of the repair at the Installation Site of the applicable Equipment and which shall expire on the later of thirty (30) days thereafter or the last day of the original Warranty Period with respect to the Equipment which was repaired or replaced, and

         (e) Software which was corrected pursuant to Nortel's obligations under Exhibit D to the Agreement, the period commencing upon delivery of the corrected Software by Nortel to Buyer and expiring on the later of thirty (30) days thereafter or the last day of the original Warranty Period with respect to such Software.

3.        SCOPE

a.        Buyer shall, during the Product Attachment Term, issue Orders for ten
          (10) DMS-500 Initial Systems, as described in the attached Schedule A,
          Part I, Section

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission.

          Asterisks denote omissions.
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                                                          Digital Teleport (DTI)
                                                      Carrier Product Attachment
                                                                          Page 3



         1.0, for delivery and installation in Buyer's facilities to be designated by the Buyer, of which, Buyer shall issue Orders for a minimum of five (5) DMS-500 Initial Systems during month number one
         (1) through and including month number twelve (12) of the Product Attachment Term and Buyer shall issue Orders for a minimum of five
         (5) DMS-500 Initial Systems during month number thirteen (13) through and including month number twenty four (24) of the Product Attachment Term. Buyer shall pay the prices, fees and charges set forth in the attached Schedule A, Part I, Section 1.2, for the Initial Systems in accordance with Section 7 of this Product Attachment.

b. In the event that the Buyer, during the Product Attachment Term, fails to issue Orders for ten (10) DMS-500 Initial Systems for delivery and installation in the Buyer's facilities, Buyer shall be liable to Nortel in the amount of *** Dollars ($***) for each DMS-500 Initial
         System that Buyer Ordered during the Product Attachment Term. Buyer shall pay the total sum due and payable to Nortel within thirty (30) days of the date of Nortel's invoice for payment.

c. For and in consideration of the price for the DMS-500 Initial System, Nortel and Buyer hereby agree that Buyer's "Correcting" Purchase Order No. A013597, issued on February 25, 1997, prior to the execution of this Agreement and the Network Products Purchase Agreement No. NPPA9704LP, is declared null and void and is hereby canceled without effecting the terms and conditions of the parties' Agreement provided herein. Furthermore, the parties agree that Buyer's "Correcting" Purchase Order No. A013597, was revised and re-issued by Buyer on or about July 1, 1997, prior to the execution of this Agreement and the Network Products Purchase Agreement No. NPPA9704LP, is declared null and void and is hereby canceled without effecting the terms and conditions of the parties' Agreement provided herein.

d. Buyer may, during the Product Attachment Term, issue Orders for the DMS-500 Extensions described in the attached Schedule A, Part II, for delivery and installation in Buyer's facilities designated by the Buyer. Buyer shall pay the prices, fees and charges set forth in the attached Schedule A, Part II, for the Extensions in accordance with
         Section 7 of this Product Attachment.

e. Buyer may issue Orders for the DMS-500 Optional Software described in the attached Schedule A, Part IV, during the Product Attachment Term. Buyer shall receive a ***% discount on the prices, fees and charges set forth in the attached Schedule A, Part IV, on any DMS-500 Optional Software Orders included with the Buyer's Order for the DMS-500 Initial System. Buyer shall receive a ***% discount on the prices, fees and charges set forth in the attached Schedule A, Part IV, on any DMS-500 Optional Software Orders issued at any other time and prior to the expiration of the Product Attachment Term.

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                                          Digital Teleport (DTI)
                                                      Carrier Product Attachment
                                                                          Page 4

f. Nortel expects, over the course of the Product Attachment Term, to make generally available to its customers certain Software releases which may replace the Software load shipped as part of the DMS-500 Standard Software Features set forth in Schedule A, Part III, pursuant to this Agreement ("Software Upgrade"). Buyer may, within six (6) months of the Turnover Date of each DMS-500 Initial System purchased under this Agreement, issue an Order for a Software Upgrade for such Initial System, at no charge to Buyer, within three (3) months of the period of general availability for the Software Upgrade. Nothing in this section shall obligate Nortel to make available to Buyer any Software Upgrades which Nortel does not make generally available to its other customers during the Product Attachment Term.

4.       SCHEDULES

         The following Schedules which are attached hereto are an integral part of the Product Attachment and are incorporated herein by reference:

                  Schedule A        - Products, Prices, and Fees
                  Schedule B        - Services and Charges
                  Schedule C        - Delivery
                  Schedule D        - Documentation

5.       ORDERING

         With respect to Section 3, ORDERING of the Agreement the following additional terms shall apply:

a. Buyer shall identify in each Order for Products whether the Products constitute an Initial System, Extension, or Merchandise. All Orders for Extensions, Merchandise, or any Services other than engineering and installation Services provided by Nortel in connection with an Order for an Initial System shall be subject to written agreement of Buyer and Nortel on the applicable prices, charges and fees with respect thereto as required pursuant to Section 6, PRICING, of this Product Attachment.

b. Notwithstanding Exhibit C to the Agreement, Buyer may by written notice to Nortel cancel without charge any Order for Products and/or Services prior to the delivery date of the applicable Products set forth in such Order or the agreed date for the commencement by Nortel of the applicable Services ("Service Commencement Date"), except that if Buyer cancels such Order within six (6) weeks or less of any such date, a cancellation fee of fifteen percent (15%) of the aggregate price of all Products and/or Services included in such canceled Order shall be payable by Buyer. Nortel may invoice such amount upon receipt of Buyer's notice of cancellation of the Order.

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                                          Digital Teleport (DTI)
                                                      Carrier Product Attachment
                                                                          Page 5

c. Notwithstanding Exhibit C to the Agreement, Buyer may by written notice to Nortel not less than six (6) weeks prior to the delivery date of any Products set forth in an Order and/or the Service Commencement Date of the applicable Services, delay the delivery date of such Products and/or the Service Commencement Date of such Services for a period which shall not exceed ninety (90) days from the date such Products were originally scheduled to be delivered or ninety (90) days from the Service Commencement Date, subject to the availability from Nortel of the applicable Products and/or Services after such period of delay.

d. Except as set forth in Sections 5.b. and 5.c. of this Product Attachment, any change to an Order after Nortel's acceptance of such Order shall require written agreement of Nortel and Buyer upon a written change to the Order ("Change Order") which shall reference the original Order and be executed by the parties. No such changes shall be implemented until the applicable Change Order has been executed by the parties.

e. With respect to each Order for Products which is accepted by Nortel, Buyer may make a written request at least ninety (90) days prior to the scheduled shipment date of such Products for a change ("Change") consisting of certain addition(s) or deletion(s) to such Products. After receipt of such request, Nortel shall submit a Job Change Order ("JCO") to Buyer for Buyer's approval with respect to the requested Change, except that Nortel shall be under no obligation to submit such JCO to Buyer if Nortel determines that the Price applicable to such Order would be reduced by more than ten percent (10%) as a result of the implementation of the Change. Each JCO shall state whether the requested Change shall increase or decrease the Price and/or time required by Nortel for any aspect of its performance under the Agreement with respect to such Order. Buyer shall accept or reject the JCO in writing within ten (10) days of receipt thereof. Failure of the Buyer to accept or reject the JCO in writing as described above shall be deemed a rejection of the JCO by Buyer. In the event an accepted JCO involves the return to Nortel of any Equipment which shall have been previously delivered to Buyer, Nortel may invoice and Buyer shall pay the transportation costs and Nortel's then-current restocking charge for the returned Equipment.

f. Any increase or decrease in the Price with respect to an Order hereunder which is occasioned by an accepted JCO shall be added to or subtracted from, as applicable, the amount of the last payment due pursuant to Section 6 with respect to such Order.

g. If Buyer rejects a proposed JCO, then the rights and obligations of the parties with respect to the applicable Order shall not be subject to Buyer's requested Changes, provided that Buyer shall promptly pay to Nortel all of Nortel's additional costs and expenses incurred hereunder in accordance with Buyer's requested Changes and Nortel's additional costs and expenses subsequently

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission.
         Asterisks denote omissions.

                                                          Digital Teleport (DTI)
                                                      Carrier Product Attachment
                                                                          Page 6

         incurred in order that Nortel may be able to perform Nortel's obligations without modification by the requested Changes, and Nortel shall be entitled to an extension of the dates for performance of its obligations with respect to the applicable Order as a result of any delays in such performance which result from the foregoing.

6.       PRICING

         With respect to Section 4, PRICES of the Agreement, the following additional terms shall apply:

a. The prices set forth in Schedule A with respect to any Initial System shall be in effect for a period which shall commence upon the effective date of this Product Attachment and shall expire after six
         (6) months. Nortel may in its sole discretion, thereafter, increase any prices set forth in Schedule A upon sixty (60) days prior written notice to Buyer. The prices listed in Schedule A shall apply to any Order for an Initial System listed in Schedule A which shall be received by Nortel prior to the effective date of any change in such prices as permitted by this Section, provided that delivery date for such Initial System as set forth in the applicable Order shall be not more than one-hundred twenty (120) days after Nortel's acceptance of such Orders.

b. The prices for Equipment and the fees for the right to use the Software included in any Extension, prices for any Merchandise, and charges for any Services, other than engineering and installation Services provided with any Initial System shall be as subsequently agreed in writing by Nortel and Buyer.

c. All transportation charges associated with the shipment of the Products to Buyer are included in the prices, fees and charges as set forth in the attached Schedule A.

7.       TERMS OF PAYMENT

         With respect to Section 5, TERMS OF PAYMENT, the following additional terms shall apply:

a. With respect to each Initial System furnished hereunder by Nortel to Buyer the price listed in Schedule A shall be invoiced by Nortel in accordance with the following schedule:

         (i) Twenty percent (20%) of such price may be invoiced upon Nortel's acceptance of the Order for such Initial System,

         (ii) Fifty percent (50%) of such price may be invoiced on the date of shipment by Nortel to Buyer of the switch component of such Initial System,


         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                                          Digital Teleport (DTI)
                                                      Carrier Product Attachment
                                                                          Page 7


         (iii) Twenty percent (20%) of such price may be invoiced on the Turnover Date of such Initial System, and

         (iv) Ten percent (10%) of such price may be invoiced on the date of Acceptance of such Initial System.

b. With respect to each Extension furnished hereunder by Nortel to Buyer, the applicable price determined in accordance with Section 6.b. of this Product Attachment shall be invoiced by Nortel in accordance with the following schedule:

         (i) Twenty percent (20%) of such price may be invoiced upon Nortel's acceptance of the Order for such Extension,

         (ii) Fifty percent (50%) of such price may be invoiced on the date of shipment by Nortel to Buyer of the Equipment included in such Extension,

         (iii) Twenty percent (20%) of such price may be invoiced on the Turnover Date with respect to such Extension, and

          (iv) Ten percent (10%) of such price may be invoiced on the date of Acceptance of such Extension.

c. Except as may be otherwise agreed in writing by the parties Nortel's prices for Merchandise and charges for any Services determined in accordance with Section 6.b. above may be respectively invoiced upon delivery of such Merchandise and upon performance of such Services by Nortel.

8.       TESTING, TURNOVER, AND ACCEPTANCE

         Pursuant to Section 8.1 of the Agreement, the rights and obligations of the parties with respect to testing, turnover and acceptance of any Products furnished hereunder and installed by Nortel shall be as follows:

a. Nortel shall provide Buyer with five (5) days written notice prior to commencing final commissioning and testing of any Products installed by Nortel. Buyer shall cause an authorized representative of Buyer to be present at the applicable Installation Site to witness such final commissioning and testing, provided that in the event such representative fails to be present for any reason, Nortel shall not be required to delay performance of such final commissioning and testing. In connection with the final commissioning and testing of such Products, Nortel shall test the Products for conformity with the applicable Acceptance Criteria. When such tests have been successfully completed, Nortel shall provide Buyer with written notice ("Turnover Notice") that the applicable Products meet such


         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                                          Digital Teleport (DTI)
                                                      Carrier Product Attachment
                                                                          Page 8


         Acceptance Criteria and are ready for Buyer's testing for compliance with such Acceptance Criteria. Buyer shall promptly complete and return to Nortel Buyer's acknowledgment of receipt of such Turnover Notice.

b. Following the Turnover Date, Buyer may test the applicable Products for compliance with the Acceptance Criteria using the tests and test procedures contained in Nortel's Installation Manuals with respect to such Products. Within fifteen (15) days following the Turnover Date of the applicable Products, Buyer shall notify Nortel either that Buyer has accepted such Products in writing using Nortel's standard Acceptance Notice form or that Buyer has not accepted such Products in which case Buyer shall also provide Nortel with a written notice ("Notice of Deficiency") which shall provide in reasonable detail the manner in which Buyer asserts that the Products failed to meet the Acceptance Criteria. With respect to any such details with which Nortel agrees, Nortel shall promptly proceed to take appropriate corrective action and following correction, Buyer may retest the Products in accordance with this Section. Buyer shall accept the Products in writing without delay when the tests pursuant to this
         Section indicate that the Products comply with the Acceptance
         Criteria.

c. With respect to any points of disagreement between Nortel and Buyer concerning any Notice of Deficiency which are not resolved by Nortel and Buyer within ten (10) days after the effective date of the Notice of Deficiency, Buyer, at its option, may waive any rights it may have on account of any such points of disagreement, or require that the disputed points be resolved by arbitration.

d.       Buyer shall notify Nortel in writing of its election pursuant to
         Section 8.c. not later than ten (10) days after the effective date of the Notice of Deficiency, if any, given to Nortel by Buyer. Upon expiration of such ten (10) day period unless Buyer has notified Nortel to the contrary, Buyer shall be deemed to have elected to waive its right with respect to any points of disagreement then existing between it and Nortel with respect to such Notice of Deficiency.

e. If Buyer makes timely election to require arbitration of such disputed points, the arbitrator shall be chosen by mutual agreement. If the parties cannot agree upon an arbitrator within three (3) days of Buyer's election to arbitrate, each party shall within three (3) days thereafter select an independent and an unaffiliated person to be an arbitrator. These two (2) persons selected shall select a third person, independent and unaffiliated with either party, as a third arbitrator. The arbitration shall be conducted in accordance with the Rules of the American Arbitration Association, provided, however, that the Arbitrator(s) shall be empowered to reduce the Prices of Products only to the extent that the Arbitrator(s) find that the benefit of Buyer's bargain has been reduced. The Arbitrator(s) shall not have any authority to grant partial or total rescission unless the Arbitrator(s) determine that (i) Buyer has not substantially received the benefit of its bargain; and (ii) money damages will not provide an adequate

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                                          Digital Teleport (DTI)
                                                      Carrier Product Attachment
                                                                          Page 9


         remedy. Judgment upon the award rendered by the Arbitrator(s) may be entered in any Court of competent jurisdiction.

f. For purposes of this Product Attachment, "Acceptance" of the applicable Products shall occur upon the earliest of the following and Buyer shall upon request sign Nortel's Acceptance Notice confirming such Acceptance without any conditions, restrictions, or limitations of any nature whatsoever:

         (i) The date on which Buyer accepts such Products pursuant to Section 8.b. of this Product Attachment;

         (ii) The failure of Buyer to provide Nortel with any notice required by Section 8.b. of this Product Attachment, with respect to such Products;

         (iii) Use by Buyer of such Products or any portion thereof in revenue-producing service at any time; or

          (iv) Waiver by Buyer of its rights pursuant to Section 8.c or 8.d.

g. Acceptance by Buyer of such Products pursuant to Section 8.f of this Product Attachment above shall not be withheld or postponed due to:

          (i) Deficiencies of such Products resulting from causes not attributable to Nortel, such as, but not limited to (A) inaccuracy of information provided by Buyer, (B) inadequacy or deficiencies of any materials, facilities or services provided directly or indirectly by Buyer and tested in conjunction with the applicable Products, (C) other conditions external to the Products which are beyond the limits specified by Nortel in the Specifications for the Products and which are used by Nortel in performance calculations with respect to the Acceptance Criteria, or (D) spurious outputs from adjacent material; or

          (ii) Minor deficiencies or shortages with respect to such Products which are attributable to Nortel, but of a nature that do not prevent full and efficient operation of the Products.

h. With respect to any deficiencies of the type described in Section 8.g.(i), Nortel shall at Buyer's request and expense assist Buyer in the elimination or minimization of any such deficiencies. With respect to any deficiencies or shortages as described in the
         Section 8.g.(ii), Nortel shall, at Nortel's expense, take prompt and effective action to correct any such deficiencies or shortages.

i. In the event Buyer's Acceptance of any Products is withheld or postponed due to any deficiencies of the type described in Section 8.g.(i), Nortel shall invoice and Buyer shall pay Nortel's charges and reasonable expenses incurred by Nortel

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                                          Digital Teleport (DTI)
                                                      Carrier Product Attachment
                                                                         Page 10


         associated with Nortel's investigation of the reasons for Buyer's withholding or postponement of such Acceptance.

9.       WARRANTIES AND REMEDIES

         With respect to Exhibit D, LIMITED WARRANTIES AND REMEDIES, the following additional terms shall apply:

a. Except as set forth in Section 9.b. below, Nortel shall in performance of its obligations under Section 2 of Exhibit D to the Agreement, (i) ship replacement Equipment or complete the repair within thirty (30) days of Nortel's receipt of the Equipment to be replaced or repaired, and (ii) commence the correction of the applicable installation Services within thirty (30) days of receipt of notice from Buyer pursuant to Section 5 of Exhibit D to the Agreement.

b. For emergency warranty service situations involving the Equipment, Nortel shall during the applicable Warranty Period use all reasonable efforts to ship replacement Equipment within twenty-four (24) hours of notification of the applicable warranty defect by Buyer pursuant to
         Section 5 of Exhibit D to the Agreement, provided that Buyer shall have requested such emergency service. Nortel may invoice Buyer and Buyer shall pay Nortel's surcharge for emergency warranty services. If Nortel determines that due to the particular circumstances, onsite technical assistance is necessary, Nortel shall use all reasonable efforts to dispatch emergency service personnel to the applicable Installation Site within twenty-four (24) hours of receipt of notice from Buyer as described above.

c. All Products to be repaired or replaced, both within and outside of the applicable Warranty Period, shall be packed by Buyer in accordance with Nortel's then-current instructions.

d. No later than ninety (90) days prior to the expiration of the Warranty Period with respect to any Initial System, Nortel shall offer to Buyer post-warranty support by means of an extended service plan or other terms, provided that neither party shall have any obligation with respect thereto except as may be agreed upon in writing by the parties.

10.      NOTICES

         Pursuant to Section 18.5 of the Agreement, any notices by Buyer to Nortel which are specified to this Product Attachment shall be delivered to the following address:

                                    Northern Telecom Inc.
                                    2350 Lakeside Blvd.
                                    Richardson, Texas 75082-4399

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission.

         Asterisks denote omissions.


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                                                          Digital Teleport (DTI)
                                                      Carrier Product Attachment
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                                    Attn.:  GM, Carrier Networks

11.      ADDITIONAL TERMS

         The following additional terms shall apply to the Agreement:

a. With respect to Section 14, BUYER'S RESPONSIBILITIES, the following additional terms shall apply:

         (i) Buyer shall be responsible for ordering and coordinating with each applicable local telephone company the installation of all central office trunks and test trunks and Buyer shall be responsible for all utility charges associated with the installation, testing, operation and maintenance of Products furnished hereunder, including, but not limited to, all applicable charges for such central office trunks, test trunks and any tie lines.

b. Nortel shall provide documentation with respect to the Products in accordance with Schedule D to this Product Attachment.

NORTHERN TELECOM INC.                         DIGITAL TELEPORT, INC.


By:  /s/   Vickie Yohe                        By:    /s/   J. W. Sheehy
    ------------------------                      -------------------------
          (Signature)                                         (Signature)

Name:     Vickie Yohe                         Name:     J. W. Sheehy
    ------------------------                      -------------------------
          (Print)                                            (Print)

Title:  Group VP & General Mgr.               Title:  Vice-President IC Support
    ------------------------                      -------------------------

Date:  23 Oct 97                              Date:   September 25, 1997
    ------------------------                      -------------------------


         Confidential Materials omitted and filed separately with the Securities and Exchange Commission.

         Asterisks denote omissions.

                                                          Digital Teleport (DTI)
                                                      Carrier Product Attachment
                                                                      Schedule A

                                   SCHEDULE A
                         PART I. DMS-500 INITIAL SYSTEM


NORTEL SHALL ENGINEER THE DMS-500 INITIAL SYSTEM PROVIDED HEREUNDER IN ACCORDANCE WITH NORTEL'S STANDARD ENGINEERING PRACTICES AND PROCEDURES. AFTER NORTEL HAS ENGINEERED EACH DMS-500 INITIAL SYSTEM ORDERED BY BUYER HEREUNDER, NORTEL SHALL PROVIDE BUYER WITH A DETAILED LIST OF THE COMPONENTS OF SUCH DMS-500 INITIAL SYSTEM.

1.0      DMS-500 INITIAL SYSTEM (E:2880/W:5760 PORT MODEL)

         1.1      DMS-500 INITIAL SYSTEM INCLUDES:

                  A DMS-500 Initial System (E:2880/W:5760 Port Model) shall consist of the following configuration of Equipment and
                  Software:

                  a) SuperNode front end, 64K Single Bay Enhanced Network and other common Equipment as follows:

                           - One (1) SuperNode equipped with BRISC60 processor, five (5) ninety six (96) megabyte memory circuit packs per plane, Message Switch, and SLM III.

                           - One (1) 64K Single Bay Enhanced Network to support an Initial System wired for five thousand seven hundred sixty (5760) T1 ports and equipped with two thousand eight hundred eighty (2880) ports.

                           - One (1) LLP wired for thirty six (36) LIU7's, equipped with eight (8) LIU7 links and two (2) EIUs.

                           - Two (2) ISME frames equipped with service and test circuits as well as four (4) Enhanced Digital Recorded Announcement Machine circuit packs each providing a maximum of four (4) minutes of recordable announcement time.

                           -        Two (2) Input Output Equipment (IOE)
                                    frames equipped with:
                                    ->      One (1) Mag Tape Device
                                    ->      Four (4) SCSI Disk Drive Units
                                    ->      Three (3) IOC Shelves
                                    ->      Four (4) I/O  Controllers providing
                                            thirty two (32) switch interface
                                            ports
                                    ->      Four (4) X.25 Automatic File
                                            Transfer circuit packs

                           - Two (2) MIS frames equipped with required inverts and terminal block assemblies.

                           -        Two (2) Meridian Cabinet Spare Storage
                                    (MCSS) cabinet to house spares.

                           - Two (2) Power Distribution Center (PDC) frames equipped with "A" and "B" feed fuse panels & fuses as required.

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission.

         Asterisks denote omissions.

                                                          Digital Teleport (DTI)
                                                      Carrier Product Attachment
                                                                      Schedule A


                                   SCHEDULE A
                        PART I. DMS - 500 INITIAL SYSTEM

                           -        Miscellaneous Switch Room Equipment as
                                    follows:
                                    ->      Two (2) Maintenance Administration
                                            Positions & one set MAP Furniture
                                    ->      Two (2) UDS 2440 Modems
                                    ->      Two (2) RTIF Terminals
                                    ->      One (1) MAP Printer
                                    ->      One (1) Helmsman Workstation and
                                            CD-ROM documentation disks
                                    ->      One (1) Hardcopy of Northern
                                            Telecom Practices documentation

                  b) SuperNode Line and Trunk configurable Equipment as follows:

                           -        Six (6) DTEI frames wired for five
                                    thousand seven hundred sixty (5760) ports equipped with the following:
                                    ->      two thousand eight hundred eighty
                                            (2880) SS7 ports

                           - One (1) ESMA frames wired for nine hundred sixty (960) ports equipped with the following:
                                    ->      nine hundred sixty (960) TR-303
                                            Compliant Ports

                  c) DMS-500 Standard Software Features as set forth in Schedule
                     A, Part III, Section 1.0.

                  d) Nortel's standard compliment of switch spares.

         1.2      DMS-500 INITIAL SYSTEM (E:2880/W:5760 PORT MODEL) PRICING

                  The price for the DMS-500 (E:2880/W:5760 Port Model) is *** Dollars($ ***).

                  Confidential Materials omitted and filed separately with the Securities and Exchange Commission.

                  Asterisks denote omissions.

                                                          Digital Teleport (DTI)
                                                      Carrier Product Attachment
                                                                      Schedule A

                                   SCHEDULE A
                           PART II. DMS-500 EXTENSIONS


1.0      DTEI PORT EXTENSIONS

         1.1      EQUIPPING OF WIRED ONLY PORTS

                  The equipping of wired only ports shall be done in a minimum increment of nine hundred sixty (960) ports, and applies only to the two thousand eight hundred eighty (2880) unequipped ports that are part of the wired configuration of the DMS-500 Initial (E:2880/W:5760) Port Model as defined in Part I,
                  Section 1.1 of this Schedule A. Each nine hundred sixty (960) port increment includes the following:

                  a) Twenty (20) DS1 NT6X50AB circuit packs which Nortel determines to be required in accordance with Nortel's engineering rules for the DTEI Port Extension, based on Buyer's Order;

                  b) Any required DTEI common circuit packs required to support the equipping of nine hundred sixty (960) wired only ports;

                  c) Any required 64K Single Bay ENET expansion, MS, or processor memory expansions for the BRISC60 processor;

                  d)       Any required Service/Test Circuits;

                  e)       Any required Power Distribution Center (PDC)
                           Equipment; and

                  g) Spare circuit packs, if required, based on Nortel's standard engineering sparing guidelines.

         1.2      EQUIPPING WIRED ONLY PORT EXTENSION PRICING

                  Trunk Type                Extension Price Based on 960 Ports
                  ----------                ----------------------------------

                  SS7 Trunking Port          $***/per port

2.0      DTEI PORT EXTENSION, FULLY WIRED AND FULLY EQUIPPED

         2.1      DTEI PORT EXTENSION FULLY WIRED AND FULLY EQUIPPED
                  The prices for a DTEI Port Extension are sold in minimum increments of nine hundred sixty (960) ports, are configured for SS7/PTS or ISDN signaling at Buyer's request and include the following:

                  a)       DTEI hardware and XPM+;

                  b) Either UTR, STR, CTD for DTCs configured for SS7 or PTS capability, or UTR and ISDN pre-processor circuit packs configured for ISDN PRI capability;

                  c) Any required 64K Single Bay ENET expansion, MS, or processor memory expansions for the BRISC60 processor;


                  Confidential Materials omitted and filed separately with the Securities and Exchange Commission.

                  Asterisks denote omissions.

                                                          Digital Teleport (DTI)
                                                      Carrier Product Attachment
                                                                      Schedule A


                                 SCHEDULE A
                         PART II. DMS-500 EXTENSIONS

                  d)       Any required Service/Test Circuits;

                  e)       Any required Power Distribution Center (PDC)
                           Equipment;

                  f) Optional DTEI Equipment as outlined in 1.3 below at defined pricing levels; and

                  g) Spare circuit packs, if required, based on Nortel's standard engineering sparing guidelines.

         2.2      DTEI PORT EXTENSION PRICES


                  Trunk Type                                  Extension Price Based on 960 Ports
                  ----------                                  ----------------------------------
                  SS7 Trunking Port                           $***/per port

                  PRI Trunk Port/Long Distance                $***/per port

                  PRI Trunking Port/Local                     $***/per port


         2.3      DTEI OPTIONAL EQUIPMENT

                  2.3.1    DIALABLE WIDEBAND

                           Nortel shall provide two (2) NTAX78AA circuit packs per DTC instead of the standard timeswitch circuit packs on new DTEI Port Extensions for an incremental price of *** Dollars ($***) per DTC or *** Dollars ($***) per DTEI frame.
                           Additional spares, if required, are
                           *** Dollars ($***) per circuit pack.

                  2.3.2    ECHO CANCELLATION

                           The incremental price to upgrade to the NT6X50EC circuit pack from the standard NT6X50AB circuit pack, at the time of the order, is *** Dollars ($***) per port sold in forty eight (48) port increments for *** ($***) each.

3.0      ESMA PORT EXTENSION, FULLY WIRED AND FULLY EQUIPPED

         3.1      ESMA PORT EXTENSION FULLY WIRED AND FULLY EQUIPPED

                  The prices for an ESMA Port Extensions are sold in minimum increments of nine hundred sixty (960) ports, are configured for PTS or ISDN signaling at Buyer's request and include the following:

                  a)       ESMA Equipment;

                  b) Universal Tone Receivers (UTRs) and ISDN pre-processor circuit packs when ISDN BRI capability is required;


Confidential Materials omitted and filed separately with Securities and Exchange Commission.

Asterisks denote omissions.

                                                          Digital Teleport (DTI)
                                                      Carrier Product Attachment
                                                                      Schedule A
                                  SCHEDULE A
                         PART II. DMS-500 EXTENSIONS

                  c) Any required 128K Dual Bay ENET expansion, or processor memory expansions for the BRISC60 processor;

                  d)       Any required Service/Test Circuits; and

                  e)       Any required Power Distribution Center (PDC)
                           Equipment.

         3.2      EXTENSION PORT PRICES

                  Trunk Type              Extension Net Price Based on 960 Ports
                  ----------              --------------------------------------

                  ESMA Trunking Port        $***/per port

4.0      LINK PERIPHERAL PROCESSOR (LLP)

         4.1      LINK PERIPHERAL PROCESSOR EXTENSIONS

         Link Peripheral Processor Extensions shall include the following and shall be priced as set forth below. Buyer shall supply any and all Chanel Banks, as required.

                  a) Link Peripheral Processor (LPP) Equipment including LIU7s and/or EIU circuit packs;
                  b) Any required MS expansions for the BRISC60 processor;
                  c) V.35 or DS-0A interface Equipment to support wired
                     configurations at the time of the order; and
                  d) Sparing of unique circuit packs, if any, per standard
                     Nortel engineering sparing rules.

         4.2      LINK PERIPHERAL PROCESSOR EXTENSION PRICES

         The price for a Link Peripheral Processor Extension to an existing Initial System wired for thirty six (36) links and equipped with eight
         (8) links is *** Dollars ($***), including installation.

                  4.2.1 LINK INTERFACE UNIT (LIU) CARD EXTENSIONS TO EQUIP WIRED LPP

                  The price for each LIU7 added to an existing LPP is *** Dollars ($***), excluding installation.

                  4.2.2 ETHERNET INTERFACE UNIT (EIU) CARD EXTENSIONS TO EQUIP WIRED LPP

                  The price for each EIU added to an existing LPP is *** Dollars ($***), excluding installation.

                  4.2.3 FRAME RELAY INTERFACE UNIT (FRIU) CARD EXTENSIONS TO EQUIP WIRED LPP

                  The price for each FRIU added to an existing LPP is *** Dollars ($***), excluding installation.

                  Confidential Materials omitted and filed separately with Securities and Exchange Commission.

                  Asterisks denote omissions.

                                                          Digital Teleport (DTI)
                                                      Carrier Product Attachment
                                                                      Schedule A

                                 SCHEDULE A
                         PART II. DMS-500 EXTENSIONS

5.0      DMS-500 HOST AND REMOTE SWITCHING LINE EQUIPMENT

         5.1      DMS-500 HOST AND REMOTE SWITCHING EQUIPMENT

         The startup fee and per line charge for Host and Remote Switching lines are as follows:

                  5.1.1 Non-ISDN hardware for Host or Remote Switching includes one (1) Line Group Controller (LGC) and one (1) Line Concentrating Module (LCM) requiring a minimum of one hundred
                  (100) lines. The one (1) time start-up charge is ***
                  Dollars ($***).

                  5.1.2 ISDN hardware for Host or Remote Switching includes one
                  (1) Line Group Controller ISDN (LGCI) and one (1) Line Concentrating Module ISDN (LCMI) requiring minimum of one hundred (100) lines. The one (1) time start-up charge is *** Dollars ($***).

         5.2      DMS-500 HOST AND REMOTE SWITCHING EQUIPMENT PER LINE CHARGE




The startup fee and per line charge for Host and Remote Switching lines are as follows:

Initial Per Line charge for POTS/MDC      $***
(minimum 100 lines)

Initial Per Line charge for MBS lines     $***
(minimum 100 lines)

Initial Per Line charge for BRI lines     $***
(minimum 50 lines)

Extension Per Line charge for POTS/MDC    $***
(minimum 100 lines)

Extension Per Line charge for MBS lines   $***
(minimum 100 lines)

Extension Per Line charge for BRI lines   $***
(minimum 50 lines)


6.0      DMS-500 REMOTE SWITCHING CENTER (RSC-S)

         6.1      DMS-500 REMOTE SWITCHING CENTER (RSC) SINGLE CONFIGURATION

         The Remote Switching Center (RSC-S) single configuration includes one
         (1) single RSC-S plus one (1) Line Trunk Controller (LTC) requiring a minimum of one hundred (100) lines. The one (1) time start-up charge is *** Dollars ($***).

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission.

         Asterisks denote omissions.

                                                          Digital Teleport (DTI)
                                                      Carrier Product Attachment
                                                                      Schedule A

                                 SCHEDULE A
                         PART II. DMS-500 EXTENSIONS


         6.2      DMS-500 REMOTE SWITCHING CENTER (RSC) DUAL CONFIGURATION

         The Remote Switching Center (RSC-S) duel configuration includes one (1) dual RSC-S plus two (2) Line Trunk Controller's (LTC) requiring a minimum of one hundred (100) lines per RSC-S. The one (1) time start-up charge is *** Dollars ($***).

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission.

         Asterisks denote omissions.

                                                          Digital Teleport (DTI)
                                                      Carrier Product Attachment
                                                                      Schedule A

                                   SCHEDULE A
                  PART III. DMS 500 STANDARD SOFTWARE FEATURES
                                (DMS-500 SYSTEM)


1.0      DMS-500 STANDARD SOFTWARE FEATURES

         1.1 Nortel may deliver Software ordered hereunder in a single Software load which may include Software which Buyer has not yet licensed ("Non-licensed Software"). Except as set forth in
                  Section 1.2 below, Buyer shall not be entitled to use such Non-licensed Software, until such time as the applicable right to use fees are paid by Buyer pursuant to Section 1.5.

         1.2 For the purpose of gathering market trial information and prior to payment of any applicable right-to-use fees, certain Non-licensed Software may be placed in service by Buyer on a limited, non-revenue-generating, trial basis only ("Feature Trial"). Buyer may request the right to evaluate such Non-licensed Software for a maximum period of six (6) months commencing as of the date of Nortel's written consent to such Feature Trial. Nortel shall respond to Buyer's request as described above in writing. Within ten (10) business days following expiration of the agreed to Feature Trial period, Buyer shall notify Nortel in writing of its plans for activation or deactivation of such Non-licensed Software, and the corresponding number of units activated, if applicable.

         1.3 Upon Buyer's placement of any Non-licensed Software in revenue generating service, Buyer shall pay the applicable right-to-use fees for such Non-licensed Software pursuant to this Agreement, except as described in Section 1.2. Buyer shall also have the option to pay the applicable right-to-use fees for any Non-licensed Software upon installation of a Software load containing such Non-licensed Software. For any Non-licensed Software that is installed and added pursuant to a product computing module load ("PCL") and or non-computing module load ("NCL"), if any, the right-to-use fees shall be the list price for such feature in effect as of the date of activation.

         1.4 To ensure Buyer's proper activation and/or usage of the appropriate Software, Buyer shall properly notify Nortel at the address specified in Section 9 of this Product Attachment to the attention of Director, Sales Engineering, prior to the activation and/or usage by Buyer of any Software. Buyer shall identify all Software being activated and/or used (including the number of units activated, if applicable) in each Intial System.

         1.5 Nortel shall promptly review notification from Buyer provided pursuant to Section 1.4 above and identify any applicable prerequisite Equipment or Software required by Buyer prior to activation and/or usage of the applicable Software. Nortel shall respond to Buyer's written notice by means of a price quotation. Such price quotation shall include Nortel's consent to activate and/or use such Software or notification that such Software requires engineering to determine whether the current switch configuration will require additional Equipment prior to activation and/or usage. Upon Buyer's written acceptance of Nortel's price quotation, Nortel shall grant its consent to Buyer to activate and/or use such Software prior to payment of the applicable right-to-use fees. However, under no circumstances shall such Software be activated and/or used by Buyer prior to Buyer's acceptance of Nortel's price quotation. Nortel shall invoice Buyer for all applicable right to use fees and associated feature activation engineering charges. One hundred percent (100%) of such invoiced right to use fees and engineering

                  Confidential Materials omitted and filed separately with the Securities and Exchange Commission.

                  Asterisks denote omissions.

                                                          Digital Teleport (DTI)
                                                      Carrier Product Attachment
                                                                      Schedule A

                                   SCHEDULE A
                  PART III. DMS 500 STANDARD SOFTWARE FEATURES
                                (DMS-500 SYSTEM)


                  charges shall be due and payable within thirty
                  (30) days of the date of Nortel's invoice therefor.

         1.6 Notwithstanding the foregoing, Buyer shall not be required to pay additional right to use fees associated with the Software licensed prior to the initial date of this Product Attachment.

         1.7 Nortel reserves the right, every six (6) months to submit a written report for each site containing a Software load. The written report shall identify all Software activated and/or used (including the number of incremental units activated, if applicable) by Buyer during the applicable reporting period. Buyer shall audit the report against Purchase Order(s) which have been submitted by Buyer and accepted by Nortel during the applicable period to determine the existence of any discrepancies. Buyer shall submit such audited written report to Nortel at the address specified in Section 9 of this Product Attachment to the attention of Director, Sales Engineering, within thirty (30) days from receipt of such request.

         1.8 Nortel also reserves the right to access by remote polling or to conduct an on-site inspection of any site in which a Software load is installed and/or to perform an on-site review of Buyer's books and records related to such site to verify activation and/or usage of Software.

         1.9 Nortel shall issue invoices, for any applicable prices, charges or fees, in addition to those amounts previously invoiced, as a result of Buyer's activation and/or usage of any Software that does not appear on Nortel's written report or that appear as a result of Nortel's remote polling of an Initial Systems.

         1.10 Upon payment of the applicable right to use fees for Software activated and/or used by Buyer, Buyer shall receive a non-exclusive paid-up license to use such Software in accordance with the provisions of this Agreement. Nortel may immediately terminate the applicable license granted hereunder for Buyer's failure to pay the applicable right to use fees for such Software which has been activated and/or used.

         1.11 The obligations of Buyer under this Section 1 shall without limitation survive the termination of this Agreement and shall continue if the Software is removed from service. Buyer agrees to indemnify Nortel or Third Party Software Vendors as appropriate for any loss or damage resulting from a breach of this Section 1.

                  Confidential Materials omitted and filed separately with the Securities and Exchange Commission.

                  Asterisks denote omissions.

                                                          Digital Teleport (DTI)
                                                      Carrier Product Attachment
                                                                      Schedule A

                                   SCHEDULE A
                  PART III. DMS 500 STANDARD SOFTWARE FEATURES
                                (DMS-500 SYSTEM)


2.0      LLT0B0005 SOFTWARE INCLUDED IN THE DMS-500 INITIAL SYSTEM
         The following represents the LLT0B0005 Software packages that are included in the price of the DMS-500 Initial System (E:2880/W:5760 Port Model). The following is a list of Software only and does not include any/all required Equipment to provide feature functionality.


         Feature/Package                             Description
         ---------------                             -----------
             UCS00005                                UCS Tandem Services
             BAS00003                                Base Generic
             BAS00001                                Base COOK
             BAS00002                                Base ANI
             BAS00004                                Base OA&M
             BAS00007                                Base Logs
             BASE0001                                Base
             BASE0009                                Base SN Series 70 Processor
             TEL00001                                Telecom Layer
             BAS00020                                Base Flexible Bellcore AMA
             BAS00028                                Base DPP
             LOC00001                                Local Services
             SS700001                                SS7 Trunk Signalling
             UDD00001                                UDD Services
             WLC00001                                World Line Card Enhanced
             EQA00001                                Equal Access Local
             EQA00002                                Equal Access Toll
             TEL00008                                Tel CCS7 Base
             MDC00002                                MDC Meridian Special Attendant Console
             MDC00004                                MDC CLASS on MDC
             MDC00008                                MDC MBS Standard
             MDC00009                                MDC PRO
             MDC00033                                MDC Name/Number Blocking
             MDC00010                                MDC CLASS on MDC/MPV II
             MDC00036                                MDC SMDR for PVN
             NIO00012                                NI-1 PRI Interworking with 4E/5ESS
             NIO00022                                NIO ISDN PRI Base
             DTP00001                                Datapath


         Additional software packages included in the DMS 500 (E:2880/W:5760) initial system:


         N00R00001                                   N00 ROUTING
                                                     N00 routing
                                                     Info Digit 24 Functionality

         NSER0001                                    NETWORK SERVICES
                                                     ANI Delivery on DALTIE
                                                     STS/Netinfo Mapping
         NPRI0001                                    NETWORK INTERFACES PRI
                                                     PRI D-Channel Backup
                                                     Access Transport
         UDWS0001                                    UCS DWS



                  Confidential Materials omitted and filed separately with the Securities and Exchange Commission.

                  Asterisks denote omissions.

                                                          Digital Teleport (DTI)
                                                      Carrier Product Attachment
                                                                      Schedule A

                                   SCHEDULE A
                  PART III. DMS 500 STANDARD SOFTWARE FEATURES
                                (DMS-500 SYSTEM)


                                                     DWS FG-D ISUP
                                                     DWS IMT ISUP
                                                     DWS PRI
         CRDS0001                                    CARD SERVICES
                                                     Calling Card
                                                     Enhanced Calling Card
                                                     TCN Log Enhancements
                                                     MCCS Dedicated
         CRDS0002                                    TCAP BASED CARD SERVICES
                                                     CI Command TESTSS
                                                     TCAP Based TCN
         CRDS0003                                    MCCS MVP CARD SERVICES
                                                     MCCS Mechanized Voice Prompts
         UTRS0001                                    ROUTING
                                                     Carrier ID Code Routing
         NSER0002                                    TCAP BASED AUTHCODE AND
                                                     ACCOUNT CODE VALIDATION
                                                     TCAP Based Account Code and
                                                       Private Speed Validation
                                                     TCAP Based Authorization Code
                                                       Validation
         NSER0003                                    INTER/INTRA IMT SUPPORT
                                                     Inter/Intra IMT Support
         PRLT0001                                    RELEASE LINK TRUNK
         AIN00002                                    AIN ESSENTIALS RELEASE 0.1
         AIN00001                                    AIN PRIMER
         ENSR0001                                    EOPS REORIGINATION


         The Buyer has a Software license for the following three (3) Software features which may be used on a maximum of five thousand (5000) MDC* lines. For each additional line in excess of the initial five thousand
         (5000), the Software fee is fourteen dollars ($14.00) per each MDC* line, for each of the following three (3) MDC* Software features.


<Capiton>
         FEATURE/PACKAGE                             DESCRIPTION
         ---------------                             -----------
         MDC00001*                                   Meridian Digital Centex Minimum
         MDC00003*                                   MDC-MDC Standard
         MDC00007*                                   MDC MBS Minimum


         The Buyer currently does not have a Software license for any Class* Lines configured for the DMS-500 Initial System. The following nine (9) Class* Software features have a Software License fee of twenty nine dollars ($29.00) per each Class* line:


         FEATURE/PACKAGE                             DESCRIPTION
         ---------------                             -----------
         RES00003*                                   RES Display Functionality and Privacy
         RES00005*                                   RES Non Display Services
         RES00006*                                   RES Service Enabler
         RES00021*                                   RES Anonymous Caller Rejection
         RES00030*                                   RES Customer Tracing
         RES00032*                                   RES Selective Call Forward


                  Confidential Materials omitted and filed separately with the Securities and Exchange Commission.

                                                          Digital Teleport (DTI)
                                                      Carrier Product Attachment
                                                                      Schedule A

                                   SCHEDULE A
                  PART III. DMS 500 STANDARD SOFTWARE FEATURES
                                (DMS-500 SYSTEM)

         RES00033*                                   RES Selective Call Rejection
         RES00034*                                   RES Distinctive Ringing Call Waiting
         RES00035*                                   Selective Call Acceptance



         The Buyer currently does not have a Software license for any BRI* Lines configured for the DMS-500 Initial System. The following three (3) BRI* Software features have a Software License fee of Two Hundred Fifty Dollars ($ 250.00) per line, which is applicable for host lines, Remote Switching Lines and AccessNode lines.


         FEATURE/PACKAGE                             DESCRIPTION
         ---------------                             -----------
         NI000007*                                   "ISDN Base"
         NI000008*                                   "Basic Rate Interface"
         NI000010*                                   "NI-1 Packet Services"


         Confidential Materials omitted and filed separately with the Securities and Exchange Commission.

                                                          Digital Teleport (DTI)
                                                      Carrier Product Attachment
                                                                      Schedule A

                                   SCHEDULE A
                   PART IV. DMS 500 OPTIONAL SOFTWARE FEATURES
                                (DMS-500 SYSTEM)


1.0      DMS-500 OPTIONAL SOFTWARE FEATURES

         1.1      LLT0B005 SOFTWARE OPTIONAL TO THE DMS-500 INITIAL SYSTEM

         The following represents the LLT0B005 optional Software packages that are not included in the price of the DMS-500 Initial System (E:2880/W:5760 Port Model) as defined in Schedule A, Part I, Section
         1.0 of this Product Attachment. The following Software represents those feature packages that may be ordered by Buyer at an additional price for DMS-500 Initial System and does not include any/all required Equipment to provide feature functionality.

ORDER CODE        DESCRIPTION                                                                         LIST PRICE
----------        -----------                                                                         ----------
ACD00001          ACD BASE                                                                            See Note
                  The fee is $500 per ACD line plus $5,000 per ACD user group.

ACD00002          ACD CompuCALL                                                                       See Note
                  The fee is $7,500 per switched virtual circuit.

ACD00004          ACD Networking                                                                      See Note
                  The fee is $25,000 for the first 100 Network ACD lines plus $500.00 per
                  Network ACD line over the first 100.

ACD00005          ACD MIS                                                                             See Note
                  The fee is $250 per ACD line.

ACD00006          ACD Miscellaneous                                                                   $52,000

ACD00007          ACD Compucall-Func                                                                  See Note
                  The fee is $42,000 per switched virtual circuit.

ACD00008          ACD Ctrx Coord V&Dta                                                                See Note
                  The fee is $5,000 per 100 Centrex lines.

ACD00009          ACD Network ACD on SS7                                                              See Note
                  The fee is $400.00 per ACD line.

ACD00010          ACD Newwork ACD on PRI                                                              See Note
                  The fee is $400.00 per ACD line.

AIN00001          AIN Primer                                                                          See Note
                  The fee is $80,000 Net (not subject to any discounts) to be paid annually.

AIN00002          AIN Essentials                                                                      $700,000
BAS00027          BAS SCM-SLC96 Spec Svcs                                                             $12,000
CAIN0200          CAIN Extended Parms                                                                 $50,000
CAIN0300          CAIN SCP Simulator                                                                  $30,000
CAIN0400          CAIN Test Query Tool                                                                $30,000


         Confidential Materials omitted and filed separately with the Securities and Exchange Commission.

         Asterisks denote omissions.

                                                          Digital Teleport (DTI)
                                                      Carrier Product Attachment
                                                                      Schedule A

                                   SCHEDULE A
                   PART IV. DMS 500 OPTIONAL SOFTWARE FEATURES
                                (DMS-500 SYSTEM)

ORDER CODE        DESCRIPTION                                                                         LIST PRICE
----------        -----------                                                                         ----------
CAIN0500          CAIN CUSTDP Trigger                                                                 $100,000
CAIN0501          CAIN SPECDIG Trigger                                                                $100,000
CRDS0001          Basic/Enhanced Calling Card Service                                                 $120,000
CRDS0002          TCAP Based Card Service                                                             $25,000
CRDS0003          MCCS MVP                                                                            $50,000
DTP00002          CLASS for Datapath                                                                  See Note

                  The fee is $4,000 for the first 100 Datapath* lines plus $1,000 per
                  100 Datapath* lines over the first 100.

ENS00001          ENS LDT PSAP                                                                        $125,000
ENS00002          ENS ACD PSAP                                                                        See Note

                  The fee is $47,000 plus $2,000 per E911 position.  The fee is $32,000 plus $2,000 per E911 position if ENS00001 has been previously licensed.

ENS00005          ENS E911                                                                            $15,000
EQA00003          EQA Celular Intrcnect-EO                                                            $15,000
EQA00004          EQA Celular Interconnect                                                            $25,000
EQA00006          EQA C7ISUPIrlta CntnEAEO                                                            $100,000
EQA00007          EQA EA Alt Sw Point                                                                 $35,000
EQA00008          EQA POTS IraLATA PICeaeo                                                            $20,000
EQA00009          EQA IBN IraLATA PIC EAEO                                                            $20,000
EQA00010          EQA En.WATS opratn(POTS)                                                            $20,000
EQA00011          EQA Equal Access OSS                                                                $8,000
EQA00012          EQA C71SUPIerLta Conn.AT                                                            $120,000
LEA00001          LEAS-Toll                                                                           See Note

                  The fee is $145,000 for the first 50,000 Directory numbers plus $20,000 for each additional Group of 10,000 Directory numbers over the first 50,000.

LEA00002          LEAS-Local                                                                          $22,500
MDC00005          MDC MBG Minimum                                                                     $73,500
MDC00006          MDC MBG Standard                                                                    $167,500
MDC00011          MDC PVN                                                                             $195,000
MDC00012          MDC Tailored MDC 1                                                                  $26,500
MDC00013          MDC Tailored MDC 2                                                                  $40,000
MDC00016          MDC Tailored NARS                                                                   $50,000

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission.

                                                          Digital Teleport (DTI)
                                                      Carrier Product Attachment
                                                                      Schedule A

                                   SCHEDULE A
                   PART IV. DMS 500 OPTIONAL SOFTWARE FEATURES
                                (DMS-500 SYSTEM)


ORDER CODE        DESCRIPTION                                                                         LIST PRICE
----------        -----------                                                                         ----------
MDC00034          MDC Enhanced WATS                                                                   $20,000
MDC00035          MDC Teen Service                                                                    See Note
                  The fee is $5,000 per 100 MDC lines

N00R0001          In-Switch NOO/NXX Service                                                           $100,000
N00R0002          TCAP NOO/NXX Service                                                                $125,000
NI000002          NI0 DataSPAN                                                                        See Note
                  The fee is $20,000 per LPP cabinet.

NI000004          NI0 DWS                                                                             See Note
                  The fee is $50,000 plus $11,500 per DWS Access link.

NI000023          NI0 Intertol ISUP & SS7                                                             $200,000
                  The fee for the functional group PROV0001 is included in the fee for
                  NI000023

NI000027          NI0 DWS Flexible Acc                                                                $71,500
NI000028          NI0 DWS Carrier Acc                                                                 $200,000
NPRI0001          PRI Network Interface                                                               $25,000
NSER0001          Base Network Services                                                               $100,000
NSER0002          TCP Based Authcode, Acct. Code & Pvt. Speed Dial Vailidation                        $20,000
NSER0003          FI+ Inter/Intra IMT Support                                                         $50,000
NTS00005          NTS E800 US                                                                         $60,000
RES00001          RES Access Management                                                               $8,000
RES00002          RES Advanced Custom Calling                                                         See Note.

                  The fee is $15,000 for the first 100 Advanced Custom Calling featured lines plus $2,500 for each additional 100 featured lines.  This capability is sold in increments of 100 featured lines.

RES00004          RES I/F Functionality                                                               See Note.
                  The fee is $35,000.  If NTX732 has been previously purchased, the fee is $5,000.

RES00007          RES Signlng, Routing, OAM                                                           $20,000
RES00010          RES Telemetry Applic.                                                               See Note
                  The fee is $30,000 plus $5,000 per utility telemetry trunk.

RES00011          RES Univ. Acc to CLASS                                                              See Note.
                  The fee is $169,500 for the first 5000 equipped lines plus
                  $90,000 for each additional 5000 equipped lines over the first
                  5000.

RES00013          RES Ext. Bridged Svcs.                                                              $7,500

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission.

         Asterisks denote omissions.

                                                          Digital Teleport (DTI)
                                                      Carrier Product Attachment
                                                                      Schedule A

                                   SCHEDULE A
                   PART IV. DMS 500 OPTIONAL SOFTWARE FEATURES
                                (DMS-500 SYSTEM)



ORDER CODE        DESCRIPTION                                                                        LIST PRICE
----------        -----------                                                                        ----------
RES00014          RES Call Wake Up Svc.                                                               See Note.
                  The fee is $15,000 per switch.

RES00015          RES Sub Act Code Blking                                                             $20,000
RES00016          RES Expansion Svcs.                                                                 See Note.

                  The fee is $20,000 for the first 100 Single Line Variety pack featured lines plus $1,500 for each additional 100 featured lines over the first 100 featured lines.  This capability is sold in increments of 100 featured lines.

RES00017          RES Teen Service                                                                    See Note.

                  The fee is $11,500 for the first 100 Teen lines plus $1,500 for each additional 100 Teen lines over the first 100.

RES00018          RES & MDC Warm Line                                                                 $5,000
RES00022          RES Calling Na Del Blkng                                                            $8,000
RES00024          RES VSLE & Call Logging                                                             $50,000
RES00025          RES Call Waiting Display                                                            See Note.

                  The fee is $15,000 for the first 5000 EQUIPPED lines plus $15,000 for each additional 5000 EQUIPPED lines over the first 5000.  This capability is sold in increments of 5,000 equipped lines.

RES00027          RES Visual Msg. Waiting                                                             $10,000
RES00028          RES Bulk Call Line ID                                                               See Note.
                  The fee is $20,000 for the first 50 data links plus $10,000 for each additional 25 links over the first 50.

RES00029          RES Auto. Recall                                                                    $5,000
RES00030          RES Customer Tracing                                                                $3,500
RES00031          RES Cust Tracing Enh                                                                $3,500
RES00037          RES Sbscr Prgmbl Rng Ctl                                                            $13,000
RES00039          RES SMDI CLID Suppr                                                                 $12,000
UDWS0001          DWS Base                                                                            $175,000
UTRS0001          CIC Routing                                                                         $90,000


         Confidential Materials omitted and filed separately with the Securities and Exchange Commission.

         Asterisks denote omissions.

                                                          Digital Teleport (DTI)
                                                      Carrier Product Attachment
                                                               Schedule B/Page 1


                                   SCHEDULE B

                              SERVICES AND CHARGES

ENGINEERING

1. Nortel shall engineer each System furnished hereunder in accordance with Nortel's engineering practices applicable to such Initial System at the time such engineering is performed.

2. Nortel's charges for engineering each Initial System are included in the prices and fees for the Initial System set forth in Schedule A.

3. The provision of any other engineering by Nortel and the charges associated therewith shall be as subsequently agreed in writing by Nortel and Buyer.

INSTALLATION

1. Nortel shall install each Initial System furnished hereunder at the applicable Installation Site in accordance with Nortel's installation practices applicable to such Initial System at the time such installation is performed.

2. Nortel's charges for performance of such installation are included in the prices and fees for the Initial System set forth in Schedule A.

3. The provision of any other installation by Nortel and the charges associated therewith shall be as subsequently agreed in writing by Nortel and Buyer.

ADDITIONAL SERVICES

1. All other services to be furnished hereunder shall be subject to written agreement of the parties which shall set forth the terms and conditions applicable to the provision of such services and a description of such services and the charges for such services.

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission.

         Asterisks denote omissions.

                                                          Digital Teleport (DTI)
                                                      Carrier Product Attachment
                                                               Schedule C/Page 1

                                   SCHEDULE C

                                    DELIVERY

                            INTENTIONALLY LEFT BLANK


     Confidential Materials omitted and filed separately with the Securities and Exchange Commission.

     Asterisks denote omissions.

                                                          Digital Teleport (DTI)
                                                      Carrier Product Attachment
                                                               Schedule D/Page 1

                                   SCHEDULE D

                                  DOCUMENTATION

Certain documentation with respect to the Products may be made available to Buyer on CD-ROM pursuant to the terms and conditions set forth below.

In addition, Nortel may furnish to Buyer such other documentation with respect to the Products as Nortel deems appropriate.

HELMSMAN TERMS AND CONDITIONS

1.    DEFINITIONS

"CD-ROM" shall mean a compact disk with read-only memory.

"CD-ROM Software" shall mean the computer programs which provide basic logic, operating instructions or user-related application instructions with respect to the retrieval of CD-ROM Documentation, along with the documentation used to describe, maintain and use such computer programs.

"CD-ROM Documentation" shall mean the documentation that Nortel makes available to its customers on CD-ROM with respect to DMS-250,DMS-300, and/or DMS-STP Systems.

2.    SCOPE

With the delivery of each Initial System ordered by Buyer, Nortel shall deliver a CD-ROM on which the appropriate CD-ROM Documentation is contained and a user manual which shall set forth the procedures by which buyer may use the CD-ROM Software to access to the CD-ROM Documentation.

Buyer shall be solely responsible for obtaining, at its cost and expense, any computer or other equipment and software required to use the CD-ROM, CD-ROM Software and/or CD-ROM Documentation.

Buyer may order additional CD-ROMs from Nortel at Nortel's then current fees therefor, and any such additional CD-ROMs shall be subject to these terms and conditions.

3.    LICENSE

Upon delivery of the CD-ROM, Nortel shall grant to Buyer a non-exclusive, non-transferable and non-assignable license, subject to these terms and conditions:

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission.

         Asterisks denote omissions.

                                                          Digital Teleport (DTI)
                                                      Carrier Product Attachment
                                                               Schedule D/Page 2



(a)  to use CD-ROM Software solely to access to the CD-ROM Documentation; and

(b) to use the CD-ROM Documentation solely to operate and maintain the Initial System with which it was delivered.

Buyer acknowledges that, as between Nortel and Buyer, Nortel retains title to and all other rights and interest in the CD-ROM Software and CD-ROM Documentation. Buyer shall not modify, translate or copy the CD-ROM Software or CD-ROM Documentation without Nortel's prior written consent. Buyer shall hold secret and not disclose to any person, except Buyer's employees with a need to know, any of the CD-ROM Software or CD-ROM Documentation.

Buyer shall not sell, license, reproduce or otherwise convey or directly or indirectly allow access to the CD-ROM Software or CD-ROM Documentation to any other person, firm, corporation or other entity.

Except to the extent expressly set forth in this Schedule D, Nortel shall have no obligations of any nature whatsoever with respect to the CD-ROM Software or the CD-ROM Documentation.

4.    DISCLAIMER OF WARRANTY AND LIABILITY

NORTEL MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY NATURE WHATSOEVER WITH RESPECT TO THE CD-ROM, CD-ROM SOFTWARE, CD-ROM DOCUMENTATION OR ANY INFORMATION CONTAINED ON ANY OF THE FOREGOING OR ANY RESULTS OR CONCLUSIONS REACHED BY BUYER AS A RESULT OF ACCESS TO OR USE THEREOF, OR WITH RESPECT TO ANY OTHER MATTER OR SERVICE PROVIDED BY NORTEL, WHETHER STATUTORY, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR AGAINST INFRINGEMENT. NORTEL SHALL NOT BE LIABLE FOR ANY DIRECT, SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES OF ANY NATURE WHATSOEVER INCLUDING ANY SUCH DAMAGES WHICH MAY ARISE OUT OF THE USE OF OR INABILITY TO USE OR ACCESS THE CD-ROM, THE CD-ROM SOFTWARE, THE CD-ROM DOCUMENTATION, AND FURTHER INCLUDING LOSS OF USE, REVENUE, PROFITS OR ANTICIPATED SAVINGS REGARDLESS OF HOW SUCH DAMAGES MAY HAVE BEEN CAUSED.

5.    GENERAL

Nothing contained in this Schedule D shall limit, in any manner, Nortel's right to change the CD-ROM Software or CD-ROM Documentation or the design or characteristics of Nortel's Products at any time without notice and without liability.

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission.

         Asterisks denote omissions.